Exhibit 99.1

Hyatt Strengthens Leadership in All-Inclusive Segment with

Acquisition of Playa Hotels & Resorts N.V.

Acquisition Expands Hyatt’s Inclusive Collection with Iconic Beachfront Resorts, Meeting Guest Demand for All-Inclusive Stays and Reinforcing Brand Strength

CHICAGO (June 17, 2025) – Hyatt Hotels Corporation (NYSE: H) today announced the completed acquisition of Playa Hotels & Resorts N.V. (NASDAQ: PLYA), a leading owner, operator, and developer of all-inclusive resorts in Mexico, the Dominican Republic and Jamaica.

This transaction includes the acquisition of 15 all-inclusive resorts previously managed and owned by Playa. Of these, eight were already represented within Hyatt’s system as Hyatt Ziva and Hyatt Zilara properties. As part of the transaction, Hyatt expands its all-inclusive portfolio with the addition of several resorts located in premier beach destinations, including Secrets La Romana and Dreams La Romana in the Dominican Republic; Dreams Rose Hall in Montego Bay, Jamaica; and Hyatt Vivid Playa del Carmen and Sunscape Cancun in Mexico.

“As we welcome Playa into the Hyatt family, we are strengthening our leadership in the all-inclusive space through a combination of new locations, capabilities, and talent,” said Mark Hoplamazian, President and Chief Executive Officer, Hyatt. “Playa’s all-inclusive management platform complements Hyatt’s global scale and brand strength, enabling us to deliver compelling experiences for guests and members while driving strong performance for owners.”

Hyatt’s all-inclusive growth journey began in collaboration with Playa in 2013 with the launch of the Hyatt Ziva and Hyatt Zilara brands and accelerated with the transformative acquisition of Apple Leisure Group in 2021. In 2024, Hyatt further expanded its portfolio through a strategic joint venture with Grupo Piñero for Bahia Principe Hotels & Resorts. The acquisition of Playa solidifies Hyatt’s position as a leading provider of all-inclusive travel experiences.

“We’re thrilled to welcome the Playa team into the Hyatt family – a move that not only strengthens our position as a global leader in all-inclusive, but also builds on our momentum in the segment,” said Javier Águila, President, Inclusive Collection, Hyatt. “Spending time with the Playa team over the past several months has confirmed a deep cultural alignment and shared commitment to excellence. Hyatt’s loyalty program, World of Hyatt, and all-inclusive distribution platform, which includes ALG Vacations and Unlimited Vacation Club, are complimented by Playa’s commercial capabilities and together, we're ready to shape the future of all-inclusive travel.”

“Playa has spent nearly two decades building a reputation for delivering outstanding all-inclusive experiences,” said Bruce Wardinski, departing Chairman & CEO, Playa Hotels & Resorts. “This acquisition is a natural evolution of our longstanding relationship with Hyatt, and we’re confident these outstanding resorts will continue to flourish under its leadership.”

Hyatt intends to provide additional financial information about the transaction during the second quarter 2025 earnings conference call.

In connection with the transaction, BDT & MSD Partners served as lead financial advisor to Hyatt, with Berkadia serving as Hyatt’s real estate advisor. Latham & Watkins LLP acted as Hyatt’s legal advisor.

For more information on Hyatt’s Inclusive Collection portfolio, visit www.hyattinclusivecollection.com.

The term “Hyatt” is used in this release for convenience to refer to Hyatt Hotels Corporation and/or one or more of its affiliates.

For further information:

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company guided by its purpose – to care for people so they can be their best. As of March 31, 2025, the Company's portfolio included more than 1,450 hotels and all-inclusive properties in 79 countries across six continents. The Company's offering includes brands in the Luxury Portfolio, including Park Hyatt®, Alila®, Miraval®, Impression by Secrets, and The Unbound Collection by Hyatt®; the Lifestyle Portfolio, including Andaz®, Thompson Hotels®, The Standard®, Dream® Hotels, The StandardX, Breathless Resorts & Spas®, JdV by Hyatt®, Bunkhouse® Hotels, and Me and All Hotels; the Inclusive Collection, including Zoëtry® Wellness & Spa Resorts, Hyatt Ziva®, Hyatt Zilara®, Secrets® Resorts & Spas, Dreams® Resorts & Spas, Hyatt Vivid Hotels & Resorts, Sunscape® Resorts & Spas, Alua Hotels & Resorts®, and Bahia Principe Hotels & Resorts; the Classics Portfolio, including Grand Hyatt®, Hyatt Regency®, Destination by Hyatt®, Hyatt Centric®, Hyatt Vacation Club®, and Hyatt®; and the Essentials Portfolio, including Caption by Hyatt®, Hyatt Place®, Hyatt House®, Hyatt Studios, Hyatt Select, and UrCove. Subsidiaries of the Company operate the World of Hyatt® loyalty program, ALG Vacations®, Mr & Mrs Smith, Unlimited Vacation Club®, Amstar® DMC destination management services, and Trisept Solutions® technology services.

Forward-Looking Statements

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company’s acquisition of Playa Hotels & Resorts, including expected financial and operational benefits resulting from the acquisition, guest, member, and owner advantages arising from the acquisition, the Company’s plans for rebranding properties acquired as part of the acquisition, integration of the acquisition, and the Company's plans, strategies, outlook, prospective or future events, and involve known and unknown risks that are difficult to predict. As a result, the Company's actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and the Company's management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; the impact of global tariff policies or regulations; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; legal proceedings that may be instituted related to the Playa acquisition; significant and unexpected costs, charges or expenses related to the Playa acquisition; risks associated with potential divestitures, including of Playa real estate or business and our ability to finalize an agreement to sell Playa's owned real estate on favorable terms or at all; ability or failure to successfully integrate the acquisition with existing operations; ability to realize anticipated synergies of the Playa acquisition or obtain the results anticipated; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as hurricanes, earthquakes, tsunamis, tornadoes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; our ability to successfully achieve specified levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of our real estate assets; unforeseen terminations of our management and hotel services agreements or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and manage the Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company's filings with the SEC, including our annual reports on Form 10-K and quarterly reports on Form 10-Q, which filings are available from the SEC. All forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

MEDIA CONTACTS:
Hyatt

Franziska Weber

franziska.weber@hyatt.com

INVESTOR CONTACTS:

Hyatt

Adam Rohman

adam.rohman@hyatt.com

Ryan Nuckols

ryan.nuckols@hyatt.com